UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2006 (December 4, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2006, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. granted non-qualified stock options for National Penn common stock to various National Penn officers, including executive officers, under National Penn’s Long-Term Incentive Compensation Plan. This Plan was approved by National Penn’s shareholders in April, 2005. In accordance with the Plan and the Committee’s action:

•	Each option has an exercise price of $20.57 per share (the closing price of National Penn common stock on December 4, 2006).

•	Each option vests (becomes exercisable) in 20 percent increments annually, beginning December 4, 2007.

•	Each option expires on January 4, 2017 if not earlier exercised, forfeited or terminated.

The following individuals received stock options for the number of shares indicated:

•	Wayne R. Weidner, Chairman and Chief Executive Officer - 50,000.
•	Glenn E. Moyer, President - 47,500.
•	Bruce G. Kilroy, Group Executive Vice President - 11,500.
•	Garry D. Koch, Group Executive Vice President - 12,000.
•	Paul W. McGloin, Group Executive Vice President - 12,000.
•	Michael R. Reinhard, Group Executive Vice President - 12,000
•	Gary L. Rhoads - Group Executive Vice President & Chief Financial Officer - 11,500.
•	Sandra L. Spayd, Group Executive Vice President - 11,500.
•	Sharon L. Weaver, Group Executive Vice President - 11,500.
•	Donald P. Worthington, Executive Vice President - 6,500.
•	Michelle H. Debkowski, Senior Vice President and Chief Accounting Officer - 5,500.
•	H. Anderson Ellsworth, Senior Vice President and SEC Compliance Officer - 5,500.

The Plan is included in National Penn’s Report on Form 8-K dated April 25, 2005 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on April 29, 2005.

Each of the above stock options is evidenced by a Stock Option Agreement between National Penn and the option holder, in the form filed in this Report as Exhibit 10.1.

Section 9

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Form of Stock Option Agreement for Non-Qualified Stock Option Grant for Officers or Employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By:	/s/ Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

Dated: December 6, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Option Agreement for Non-Qualified Stock Option Grant for Officers or Employees.